AMENDMENT NO. 5
to the A320 Family Aircraft Purchase Agreement
Dated as of October 19, 2011
Between
AIRBUS S.A.S.
And
JETBLUE AIRWAYS CORPORATION
This Amendment No. 5 (hereinafter referred to as the “Amendment”) is entered into as of August 9, 2016 between Airbus S.A.S. a société par actions simplifiée, created and existing under French law, having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and JetBlue Airways Corporation, a corporation organized under the laws of Delaware having its principal corporate offices at 27-01 Queens Plaza North, Long Island City, New York 11101 (formerly 118-29 Queens Boulevard, Forest Hills, New York 11375), United States of America (the “Buyer”).
WHEREAS, the Buyer and the Seller entered into an A320 Family Purchase Agreement dated as of October 19, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 aircraft, which together with all amendments, exhibits, appendices, and letter agreements attached thereto is hereinafter called the “Agreement”.
WHEREAS, the Buyer and the Seller wish to amend the Agreement to reflect the rescheduling of certain aircraft.
NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

0    DEFINED TERMS
The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.
Clause 0 of the Agreement is hereby amended to modify, add or replace the following quoted terms:
QUOTE
A321 NEO Standard Specification means the A321 NEO ACF standard specification number E.000.02000NX Issue 1 dated 22nd April 2016, a copy of which has been annexed hereto as Exhibit A.
UNQUOTE
1    RESCHEDULING

1.1	The Buyer and the Seller hereby agree to irrevocably:

(a)
reschedule each of the three (3) Converted A321 NEO Aircraft identified with CACiDs 402 132, 402 133 and 402 134 currently scheduled for delivery in [***], [***], [***] and [***] 2018 respectively to be scheduled for delivery in [***] (for 402 132) and [***] (for 402 133 and 402 134) of 2019, and

(b)
reschedule each of the three (3) Additional A321 Aircraft identified with Aircraft Rank Numbers 261, 262 and 263 currently scheduled for delivery in [***] 2019 to be scheduled for delivery in [***], [***] and [***] 2018 respectively, each as detailed in the following table:

CACiD	Aircraft Rank No.	Original Delivery Schedule	Revised Delivery Schedule	Aircraft Type
402 132	179	[***] 2018	[***] 2019	Converted A321 NEO Aircraft
402 133	180	[***] 2018	[***] 2019	Converted A321 NEO Aircraft
402 134	181	[***] 2018	[***] 2019	Converted A321 NEO Aircraft
10054100	261	[***] 2019	[***] 2018	Additional A321Aircraft
10054101	262	[***] 2019	[***] 2018	Additional A321Aircraft
10054102	263	[***] 2019	[***] 2018	Additional A321Aircraft

Accordingly, Schedule 1 to the Agreement (Delivery Schedule) is deleted in its entirety and replaced by the Amended and Restated Schedule 1 (the “Amended and Restated Schedule 1”) attached hereto as Appendix 1. For reference purposes only, CACiD numbers are added to the Amended and Restated Schedule 1 for all Aircraft that did not previously have CACiD numbers.

1.2
It shall be the Buyer’s sole responsibility to ensure, without any intervention necessary from the Seller, that all of the BFE Suppliers are notified of and accept the rescheduling set forth in Clause 1.1 above without the Seller incurring any costs, losses, expenses, additional obligations, penalties, damages or liabilities of any kind by reason of such rescheduling, and the Buyer will indemnify and hold the Seller harmless against any and all of such costs, losses, expenses, additional obligations, penalties, damages or liabilities so incurred by the Seller unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the Seller’s gross negligence or willful misconduct.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1.3
Without prejudice to Clause 1.2, the Buyer shall enter into discussions directly with the A320 Propulsion Systems Manufacturer to amend the relevant propulsion systems agreement(s) in order to reflect the rescheduling in Clause 1.1 above and will indemnify and hold the Seller harmless against any and all costs, losses, expenses, obligations, penalties, damages or liabilities so incurred by the Seller in the event that the Buyer fails to perform its obligations as set out under this Clause 1.3 unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the Seller’s gross negligence or willful misconduct.

2    PREDELIVERY PAYMENTS
Any and all Predelivery Payments that the Buyer has paid to the Seller and which would no longer be due as a result of the amendments described herein will be [***].
3    OTHER AMENDMENTS

3.1	Clause 2.1.2.2 of the Agreement is deleted in its entirety and in replaced with the following Clause 2.1.2.2 to read as set forth in the following quoted text:
QUOTE

2.1.2.2	CabinFlex Door Configuration
The Seller is currently developing a new door configuration for the A321 NEO and A321 LR aircraft types, allowing the installation of up to 240 seats through, amongst other means, the activation or deactivation of certain doors (the “CabinFlex Door Configuration” or “ACF”).
The baseline CabinFlex Door Configuration shall consist of a Type C door 1, a Type III overwing exit, a Type C door 3 and a Type C door 4 and shall allow for up to 220 seats to be installed on A321 NEO and A321 LR aircraft (“Baseline ACF”).
The Buyer hereby acknowledges and agrees that the Baseline ACF shall be irrevocably implemented on all A321 NEO Aircraft under the Agreement, including A321 LR Converted Aircraft, [***], and that such Aircraft will be manufactured in accordance with the A321 NEO Standard Specification (ACF standard specification number E.000.02000NX Issue 1 dated 22nd April 2016), incorporated into the Agreement through the execution of amendment No.3 to the Agreement.
In addition to the Baseline ACF, at the time of cabin definition and within a timeframe compatible with the contractual definition freeze (“CDF”) of the applicable A321 NEO Aircraft and A321 LR Aircraft, the Buyer shall have the possibility of modifying the allowable seating capacity of the A321 NEO Aircraft and A321 LR Aircraft, [***], by executing the relevant SCNs covering the installation of an additional Type III overwing exit and/or the de-activation of the Door 3, and such other additional cabin features as may be selected by SCN. [***].
UNQUOTE

4	EFFECT OF THE AMENDMENT
The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.
Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.
This Amendment will become effective upon its execution.

5	CONFIDENTIALITY
This Amendment is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

6	ASSIGNMENT
Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Clause 6 will be void and of no force or effect.

7	COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective officers or agents as of the date first above written.
JETBLUE AIRWAYS CORPORATION     AIRBUS S.A.S.

By: /s/ Mark D. Powers     By: /s/ Benoit de Saint-Exupery

Its: Chief Financial Officer     Its: Vice President Contracts

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 1

AMENDED AND RESTATED SCHEDULE 1

Appendix 1
to
Amendment No. 5
Amended and Restated
SCHEDULE 1

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 1

AMENDED AND RESTATED SCHEDULE 1

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
1	159 908	122	Group 1 A320 Aircraft	[***]	2011
2	159 942	123	Group 1 A320 Aircraft	[***]	2012
3	159 943	124	Group 1 A320 Aircraft	[***]	2012
4	159 950	125	Group 1 A320 Aircraft	[***]	2012
5	159 951	126	Group 1 A320 Aircraft	[***]	2012
6	159 923	127	Group 1 A320 Aircraft	[***]	2012
7	159 924	128	Group 1 A320 Aircraft	[***]	2012
8	159 925	129	Group 1 A320 Aircraft	[***]	2012
9	159 939	130	A320 Backlog Aircraft	[***]	2013
10	159 960	131	A320 Backlog Aircraft	[***]	2013
11	159 961	132	A320 Backlog Aircraft	[***]	2013
12	159 962	133	A321 Backlog Aircraft	[***]	2013
13	159 963	134	A321 Backlog Aircraft	[***]	2013
14	159 964	135	A321 Backlog Aircraft	[***]	2013
15	159 965	136	A321 Backlog Aircraft	[***]	2013
16	159 916	137	A321 Backlog Aircraft	[***]	2014
17	159 940	138	A321 Backlog Aircraft	[***]	2014
18	159 941	139	A321 Backlog Aircraft	[***]	2014
19	159 944	140	A321 Backlog Aircraft	[***]	2014
20	159 945	141	A321 Backlog Aircraft	[***]	2014
21	159 946	142	A321 Backlog Aircraft	[***]	2014
22	159 947	143	A321 Backlog Aircraft	[***]	2014
23	159 948	144	A321 Backlog Aircraft	[***]	2014
24	159 949	145	A321 Backlog Aircraft	[***]	2014
25	159 956	146	A321 Backlog Aircraft	[***]	2015
26	159 957	147	A321 Backlog Aircraft	[***]	2015
27	159 958	148	A321 Backlog Aircraft	[***]	2015
28	159 959	149	A321 Backlog Aircraft	[***]	2015
29	159 929	150	A321 Backlog Aircraft	[***]	2015
30	159 930	151	A321 Backlog Aircraft	[***]	2015
31	159 931	152	A321 Backlog Aircraft	[***]	2015
32	159 932	153	A321 Backlog Aircraft	[***]	2015
33	159 933	154	A321 Backlog Aircraft	[***]	2015
34	10002716	155	Incremental A321 Aircraft	[***]	2015
35	159 920	156	A321 Backlog Aircraft	[***]	2015
36	10002752	157	Incremental A321 Aircraft	[***]	2015
37	159 911	158	A321 Backlog Aircraft	[***]	2016
38	159 912	159	A321 Backlog Aircraft	[***]	2016
39	159 917	160	A321 Backlog Aircraft	[***]	2016

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 1

AMENDED AND RESTATED SCHEDULE 1

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
40	159 918	161	A321 Backlog Aircraft	[***]	2016
41	159 926	162	A321 Backlog Aircraft	[***]	2016
42	159 927	163	A321 Backlog Aircraft	[***]	2016
43	159 928	164	A321 Backlog Aircraft	[***]	2016
44	159 952	165	A321 Backlog Aircraft	[***]	2016
45	159 953	166	A321 Backlog Aircraft	[***]	2016
46	159 934	167	A321 Backlog Aircraft	[***]	2016
47	159 922	168	Converted A321 Backlog Aircraft	[***]	2017
48	159 954	169	Converted A321 Backlog Aircraft	[***]	2017
49	159 955	170	Converted A321 Backlog Aircraft	[***]	2017
50	159 921	171	Converted A321 Backlog Aircraft	[***]	2017
51	104 440	172	Converted A321 Backlog Aircraft	[***]	2017
52	104 442	173	Converted A321 Backlog Aircraft	[***]	2017
53	10054088	249	Additional A321 Aircraft	[***]	2017
54	159 909	174	Converted A321 Backlog Aircraft	[***]	2017
55	10054089	250	Additional A321 Aircraft	[***]	2017
56	10002770	175	Incremental A321 Aircraft	[***]	2017
57	10054090	251	Additional A321 Aircraft	[***]	2017
58	10002771	176	Incremental A321 Aircraft	[***]	2017
59	10054091	252	Additional A321 Aircraft	[***]	2017
60	10002772	177	Incremental A321 Aircraft	[***]	2017
61	10054092	253	Additional A321 Aircraft	[***]	2017
62	159 910	178	Converted A321 Backlog Aircraft	[***]	2018
63	10054093	254	Additional A321 Aircraft	[***]	2018
64	10054100	261	Additional A321 Aircraft	[***]	2018
65	10054101	262	Additional A321 Aircraft	[***]	2018
66	10054102	263	Additional A321 Aircraft	[***]	2018
67	402 135	182	Converted A321 NEO Aircraft	[***]	2018
68	402 136	183	Converted A321 NEO Aircraft	[***]	2018
69	10002778	184	Incremental A321 NEO Aircraft	[***]	2018
70	10054094	255	Additional A321 Aircraft	[***]	2018
71	10054095	256	Additional A321 Aircraft	[***]	2018
72	10054096	257	Additional A321 Aircraft	[***]	2018
73	402 137	185	Converted A321 NEO Aircraft	[***]	2019
74	402 138	186	Converted A321 NEO Aircraft	[***]	2019
75	10054097	258	Additional A321 Aircraft	[***]	2019
76	10054098	259	Additional A321 Aircraft	[***]	2019
77	10054099	260	Additional A321 Aircraft	[***]	2019
78	402 132	179	Converted A321 NEO Aircraft	[***]	2019

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 1

AMENDED AND RESTATED SCHEDULE 1

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
79	402 133	180	Converted A321 NEO Aircraft	[***]	2019
80	402 134	181	Converted A321 NEO Aircraft	[***]	2019
81	402 141	189	Converted A321 NEO Aircraft	[***]	2019
82	10002779	190	Incremental A321 NEO Aircraft	[***]	2019
83	10002780	191	Incremental A321 NEO Aircraft	[***]	2019
84	402 139	187	Converted A321 NEO Aircraft	[***]	2019
85	402 140	188	Converted A321 NEO Aircraft	[***]	2019
86	10002782	193	Incremental A321 NEO Aircraft	[***]	2019
87	10002783	194	Incremental A321 NEO Aircraft	[***]	2019
88	10002784	195	Incremental A321 NEO Aircraft	[***]	2019
89	10002781	192	Incremental A321 NEO Aircraft	[***]	2019
90	10002785	196	Incremental A321 NEO Aircraft	[***]	2019
91	10002786	197	Incremental A321 NEO Aircraft	[***]	2019
92	10002787	198	Incremental A321 NEO Aircraft	[***]	2019
93	10002788	199	Incremental A321 NEO Aircraft	[***]	2019
94	10002756	200	A321 NEO Aircraft	[***]	2020
95	10002760	201	A321 NEO Aircraft	[***]	2020
96	10002764	202	A321 NEO Aircraft	[***]	2020
97	10002789	203	Incremental A321 NEO Aircraft	[***]	2020
98	10002790	204	Incremental A321 NEO Aircraft	[***]	2020
99	10002791	205	Incremental A321 NEO Aircraft	[***]	2020
100	10002792	206	Incremental A321 NEO Aircraft	[***]	2020
101	10054124	264	Additional A321 NEO Aircraft	[***]	2020
102	10009793	207	Incremental A321 NEO Aircraft	[***]	2020
103	10002794	208	Incremental A321 NEO Aircraft	[***]	2020
104	402 142	209	A320 NEO Aircraft	[***]	2020
105	402 143	210	A320 NEO Aircraft	[***]	2020
106	10054125	265	Additional A321 NEO Aircraft	[***]	2020
107	402 144	211	A320 NEO Aircraft	[***]	2020
108	402 145	212	A320 NEO Aircraft	[***]	2020
109	402 146	213	A320 NEO Aircraft	[***]	2020
110	402 147	214	A320 NEO Aircraft	[***]	2020
111	10054126	266	Additional A321 NEO Aircraft	[***]	2020
112	402 151	215	A320 NEO Aircraft	[***]	2021
113	402 152	216	A320 NEO Aircraft	[***]	2021
114	402 153	217	A320 NEO Aircraft	[***]	2021
115	402 154	218	A320 NEO Aircraft	[***]	2021
116	10054127	267	Additional A321 NEO Aircraft	[***]	2021
117	402 155	219	A320 NEO Aircraft	[***]	2021

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 1

AMENDED AND RESTATED SCHEDULE 1

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
118	402 156	220	A320 NEO Aircraft	[***]	2021
119	402 157	221	A320 NEO Aircraft	[***]	2021
120	402 158	222	A320 NEO Aircraft	[***]	2021
121	10054128	268	Additional A321 NEO Aircraft	[***]	2021
122	402 159	223	A320 NEO Aircraft	[***]	2021
123	402 160	224	A320 NEO Aircraft	[***]	2021
124	402 161	225	A320 NEO Aircraft	[***]	2021
125	402 162	226	A320 NEO Aircraft	[***]	2021
126	10054129	269	Additional A321 NEO Aircraft	[***]	2021
127	402 163	227	A320 NEO Aircraft	[***]	2021
128	402 164	228	A320 NEO Aircraft	[***]	2021
129	402 165	229	A320 NEO Aircraft	[***]	2021
130	402 166	230	A320 NEO Aircraft	[***]	2021
131	10054130	270	Additional A321 NEO Aircraft	[***]	2021
132	402 148	231	A320 NEO Aircraft	[***]	2022
133	402 149	232	A320 NEO Aircraft	[***]	2022
134	402 150	233	A320 NEO Aircraft	[***]	2022
135	10002765	234	A321 NEO Aircraft	[***]	2022
136	10054131	271	Additional A321 NEO Aircraft	[***]	2022
137	10002766	235	A321 NEO Aircraft	[***]	2022
138	10002767	236	A321 NEO Aircraft	[***]	2022
139	10002768	237	A321 NEO Aircraft	[***]	2022
140	10002769	238	A321 NEO Aircraft	[***]	2022
141	10054132	272	Additional A321 NEO Aircraft	[***]	2022
142	10002773	239	A321 NEO Aircraft	[***]	2022
143	10002774	240	A321 NEO Aircraft	[***]	2022
144	402 127	241	A321 NEO Aircraft	[***]	2022
145	402 128	242	A321 NEO Aircraft	[***]	2022
146	10054133	273	Additional A321 NEO Aircraft	[***]	2022
147	402 129	243	A321 NEO Aircraft	[***]	2022
148	402 130	244	A321 NEO Aircraft	[***]	2022
149	402 131	245	A321 NEO Aircraft	[***]	2022
150	10002775	246	Incremental A321 NEO Aircraft	[***]	2022
151	10054134	274	Additional A321 NEO Aircraft	[***]	2022
152	10002776	247	Incremental A321 NEO Aircraft	[***]	2023
153	10054135	275	Additional A321 NEO Aircraft	[***]	2023
154	10054136	276	Additional A321 NEO Aircraft	[***]	2023
155	10002777	248	Incremental A321 NEO Aircraft	[***]	2023
156	10054137	277	Additional A321 NEO Aircraft	[***]	2023

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 1

AMENDED AND RESTATED SCHEDULE 1

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
157	10054138	278	Additional A321 NEO Aircraft	[***]	2023

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.